Confidential & Proprietary Investor Presentation March 2015 Exhibit 99.1

All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners.
Forward-Looking Statement Safe-Harbor

This presentation contains certain forward-looking statements about Minerva Neurosciences that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to: the benefits, efficacy and safety of the new once-a-day formulation of MIN-101; whether the results of the study of the analog of MIN-301 are applicable to MIN-301; the timing and results of future clinical milestones; the timing of future clinical trials and results of such clinical trials;
statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities; our expectations regarding approval for our products by the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; estimates regarding the market potential for our products; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These risks and uncertainties include, but are not limited to: the benefits, efficacy and safety of the new once-a-day formulation of MIN-101; whether the analog of MIN-301 is a good predictor of clinical efficacy of MIN-301; the timing and results of future clinical milestones; the timing of future clinical trials and results of such clinical trials;
whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications;
whether any of our therapeutic candidates will be successfully marketed if approved; whether our therapeutic product discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for our therapeutic products; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the
Securities and Exchange Commission which are available on the SEC website at www.sec.gov. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Investment Highlights

1. Represents patients in the seven major markets (U.S., Japan, France, Germany, Italy, Spain and the United Kingdom) 2. Datamonitor, Decision Resources
Portfolio of
First in Class
Neuropsychiatric
Drugs
Large Addressable
Market
Management Team
With Demonstrated
Track Record
World Class
Pharma Partners
Focus on leadership in CNS clinical development
Four clinical-stage compounds with transformative potential
Validated MOAs differentiated by additional innovative receptor activities
Multiple significant milestones over next 15 months
8 FDA-approved neuropsychiatry drugs in the last 10 years
Multiple successful exits for investors
88M patients covered under our commercial rights
1
Significant unmet medical need
$14B total addressable market
2

Robust Pipeline of Transformative CNS Therapies
Next Generation of First in Class Neuropsychiatry Pharmaceuticals

1. Source: Datamonitor and Decision Resources.  Represents 2012 drug sales.
Ph IIa*
Ph IIb
Ongoing
Phase IB
Completed
Phase IIa
Completed
Preclinical
Ongoing*
Ph IIa
Phase IB
Completed
* Subject to additional financing
Program
Primary
Indication
Unique
MOA
Preclinical Phase 1 Phase 2
Prevalent
Population
Existing
Drug Sales
1
MIN-101 Schizophrenia
5-HT2A
Sigma2
4.3M
US + EU5
$4.5B
MIN-117
Major
Depressive
Disorder (MDD)
5-HT1A
5-HTT
Alpha-1a,b
Dopamine
Transporter
5-HT2A
28M
US + EU5
$4.6B
MIN-202
Primary and
Comorbid
(Secondary)
Insomnia
Orexin-2
antagonist
53M
US + EU5 +
Japan
$2.8B
MIN-301
Parkinson’s
Disease
ErbB4
activator
2M
US + EU5 +
Japan
$2.3B

Significant Progress Since IPO in 2014
MIN-101:
Once a day formulation with improved safety profile selected for Phase IIb study (IIa conducted with bid)
Phase IIb protocol submitted to several European countries
MIN-202:
Two Phase 1 studies completed;
– MAD study in healthy volunteers showing MIN-202 is well tolerated and appropriate PK/PD
– Bioavailability study in healthy volunteers
POC study in MDD patients with comorbid insomnia showing improvement in onset and maintenance
MIN-117:
Phase IIa protocol finalized
MIN-301:
Disease modifying potential as demonstrated in MPTP primate study on analog of MIN-301

Confidential & Proprietary MIN-101 6 Our lead compound with a clear path through clinical development

MIN-101: Innovative Mechanism of Action (MoA)
DA blockers
DA blockers
+
5HT2A
blockers
Typicals
Atypicals
Other Strategies
Next Generation
MIN-101
5HT2A
antagonists
Sigma
ligands
Add-on
Therapies
5HT2A
antagonist
+
Sigma 2
Antagonist
Control of positive
symptoms (hallucinations,
delusions, agitation..)
Major side effects
•
Sedation
•
Weight gain
•
EPS
•
Cognitive
impairment…
Identical to Typicals
Improvement of EPS
Major side effects
•
Sedation
•
Weight gain
•
Cognitive
impairment…
Effect on + symptoms (not
better than atypicals)
Signals on – symptoms and
cognition
Good safety
DA modulation
NMDA allosteric modulation
Progesterone receptor
binding
Effect on negative symptoms
(pilot)
Still waiting final validation
(atypicals + glycine, atypical
+ nicotinics…failed for the
moment)
Effect on negative symptoms
Effect on cognitive symptoms
Good safety profile
Effect on positive symptoms
(building over time)
Effect on sleep

8 MIN-101: Clear understanding of the MoA

MIN-101: Phase IIa completed
A Multi-center, Inpatient and ambulatory, Phase 2, Double-blind, Randomized,
Placebo-controlled Proof of Concept Study of MIN-101in 96 Patients with DSM-IV
Schizophrenia (PANSS > 60)
Primary Endpoint:
Explore safety & tolerability of MIN-101 at a dose two or three times above the estimated therapeutic dose in order to:
Ensure safety of patients participating in future studies
Understand the PK/PD relationship of the QTc signal observed in non-clinical and Phase I studies
Get first hints of therapeutic activity in schizophrenic patients
Secondary Endpoints:
Verify the safety and tolerability profile for three months in schizophrenic patients at a 32mg twice daily dose (> the estimated therapeutic dose)
Verify the absence of the most predominant AEs associated with typical and/or atypical antipsychotics
Measure effect size of CYR-101 on QTc at Tmax/Cmax after the morning administration
Explore effects of the drug on overall schizophrenia psychopathology over 3 months to understand the time course in acutely relapsed patients (PANSS > 60), requiring hospitalization without adequately responding to prior treatment

10 MIN-101 Phase IIa Study Design MIN-101

MIN-101: Phase IIa Compelling Efficacy On Spectrum of Symptoms
Positive and Negative Syndrome Scale (PANSS) 5 Factors (PPC) After  Three Months
Total Weighted Score Decrease:  -24.1 for MIN-101 versus -17.9 Placebo
-7
-6
-5
-4
-3
-2
-1
0
Negative Score
-4
-3.5
-3
-2.5
-2
-1.5
-1
-0.5
-0
Activation Score
-4
-3.5
-3
-2.5
-2
-1.5
-1
-0.5
0
Positive Score
-4
-3.5
-3
-2.5
-2
-1.5
-1
-0.5
0
Autistic
Preocupation Score
-4
-3.5
-3
-2.5
-2
-1.5
-1
-0.5
0
Dysphoric Mood
Score
p < 0.05
p = 0.08

Phase IIa showed improvement in overall psychopathology of
schizophrenia with outstanding efficacy on Negative Symptoms (32mg bid)

Placebo
1. As measured by PANSS scale
MIN-101
-8
-7
-6
-5
-4
-3
-2
-1
0
D6 D14 D21 D28 D42 D56 D70 D84
Treatment Day
Plateau
p = 0.0178
MIN-101:

Objective (PSG)
1
and Subjective (PSQI)
2
Measurements (Phase IIa)
Subjective Measures
By PSQI Scale
MIN-101 Placebo MIN-101 Placebo
Day 84
Day 84
Improved sleep quality after 3 months
of treatment with MIN-101 vs Placebo
(1) Polysomnography  (2) Pittsburgh Sleep Quality Index  (3) Standard Error of the Mean
min
Objective Measures of Sleep Onset
By PSG
Quicker onset of sleep after 2 weeks of
treatment with MIN-101 vs Placebo
0
20
40
60
80
100
Day - 1 Day 14 Day -1 Day 14
-2
0
-4
-6
MIN-101: Compelling Efficacy On Sleep

MIN-101 : Phase IIa Study Safety Evaluation
Side Effect Evaluation Relative to Atypicals
AEs and SAEs Limited and minor Better
Weight gain, Waist Circumference No increase on measurement Better
Prolactin and Laboratory tests No clinically significant effects Better
Extra-pyramidal symptoms No effect showed on Simpson Angus
Scale (SAS)
Better
Sedation No effect Better
Vital signs – Cardiovascular Minor QTc prolongation as expected with a supra-therapeutic dose
Comparable

MIN-101: Phase IIb
Reformulated compound with improved safety profile
A Phase IIb, Multi-centre, Randomized, Double-blind, Parallel-group,
Placebo-controlled Study to Evaluate the Efficacy, Tolerability and
Safety of MIN-101 in 234 patients with Negative Symptoms of
Schizophrenia followed by a 24-week, Open-label extension

MIN-101CO3:  Phase IIb Design in Patients with Schizophrenia

Screening
Wash Out
Period Baseline
Core Study
Treatment Period (12 weeks):
MIN-101 (64 or 32 mg) or PLACEBO
Extension
6-month: MIN-101 64 or 32 mg
Obligatory In patient Day -3 to day +2
afterwards up to the end of study at the
discretion of the PI
A A IN A IN A
D-21 D-3 to D-1 Day-1 D1 D2   W2 W4 W8 W12
W
14
W
18
W
24
W
30
W
36
W
37
V1 V2 V3 V4 V5 V6 V7 V8 V9
V
10
V
11
V
12
V
13
V
14
V
15
Core Study to include:
• 234 patients (78: 64mg, 78: 32mg, 78: placebo)
• 42 sites in 6 countries (Estonia, Russia, Ukraine, Romania, Latvia, Bulgaria)
TITLE: A Phase IIb, Multi-centre, Randomized, Double-blind, Parallel-group, Placebo-controlled Study to Evaluate the Efficacy, Tolerability and Safety of MIN-101 in Patients with Negative Symptoms of
Schizophrenia Followed by a 24-week, Open-label Extension
RANDOMIZATION &
SINGLE-BLIND
RANDOMIZATION &
DOUBLE-BLIND

MIN-101C03: Phase IIb in Patients with Schizophrenia
Primary Study Objectives
To evaluate the efficacy of MIN-101 compared to placebo in improving the negative symptoms of schizophrenia as measured by the change from Baseline in the Positive and Negative Syndrome Scale (PANSS) negative subscale score of the pentagonal model over 12 weeks of treatment.
Main Inclusion Criteria
Male or female patient, 18 to 60 years of age, inclusive.
Patient meets the diagnostic criteria for schizophrenia as defined in DSM-V
Patient being stable in terms of positive symptoms over the last three months
Patient presenting with negative symptoms over the last three months
Patient with PANSS negative sub-score of at least 20.
Patient with PANSS item score of <4 on: P4 Excitement, hyperactivity P7 Hostility P6 Suspiciousness G8
Uncooperativeness G14 Poor impulse control
No change in psychotropic medication during the last month
Patient must be extensive metabolizers for P450 CYP2D6
Efficacy Assessments
Positive and Negative Symptoms Scale (PANSS)
–
The study is powered to reach statistical significance on total score and negative score
Brief Negative Symptoms Scale (BNSS)
Brief Assessment of Cognition in Schizophrenia (BACS)
Personal  and Social Performance (PSP): assess social functioning; clinician rated
Sleep architecture and continuity

MIN-101C03: Phase IIb in Patients with Schizophrenia
Timelines

Enrollment:
Treatment (Primary Study):
Parallel non-clinical & Phase III Prep;
Topline results (Primary Study):
Mid 2016
DDI, Carcinogenicity, CMC, Analytics
December 2014
Romania (16 sites)
Russia (9 sites)
Latvia (3 sites)
January 2015
Estonia (3 sites)
Bulgaria (3 sites)
Ukraine (10 sites)
April – December 2015
April 2015 – March 2016
Country Submissions

Confidential & Proprietary MIN-202 19 An Orexin2 antagonist for the treatment of primary and comorbid insomnia

MIN-202: Phase IB Study Design in MDD Patients

•
Placebo controlled, cross-over, single dose study
•
3 doses (10mg, 20mg, 40mg)
•
Washout period between periods of ~1 week
•
20 MDD patients treated with SSRI/SNRI having comorbid insomnia
•
Diagnostic and drug effect evaluated with objective sleep measurements; PSG

MIN-202: Phase IB study in MDD patients – Positive Preliminary Efficacy
Results

MIN-202 vs placebo
***  p<0.001
***
***
***
0
10
20
30
40
50
60
70
Latency to Persistent Sleep
Placebo 10 mg
20 mg
40 mg

MIN-202: Phase IB Study in MDD Patients – Positive Preliminary Efficacy Results

MIN-202 vs placebo
**   p<0.005
***  p<0.001
***
***
**
Placebo
10 mg
20 mg 40 mg
320
340
360
380
400
420
440
Total Sleep Time

MIN-202: Phase I Study MAD Study Design

5, 10, 20, 40 and 60 mg MAD ascending doses of 10 days treatment duration
Young healthy volunteers
2 placebo subjects and 6 verum subjects per dose group; equally randomized between females and males
Study objectives
–
Safety and tolerability
–
C-SSRS (Columbia Suicide Severity Rating Scale)
–
Pharmacodynamics:
•
CFF: Critical Flicker Fusion
•
Simple and multiple choice reaction time

MIN-202: Phase I MAD – Key PK Results Conclusion
1. Clear efficacy on sleep induction & sleep maintenance with all doses tested
2. REM sleep is preserved
3. Good safety and tolerability up to 60 mg/day after repeated administration
4. PK and PK/PD are adapted for the therapeutic indications pursued
5. First solid formulation “bio-equivalent” with the liquid formulation used in the 3 trials carried out in 2014
6. Clear path forward in terms of next steps development in both indications (i.e. primary and comorbid insomnia in MDD)

Confidential & Proprietary MIN-117 25 Potential for a more effective and safer treatment to address the unmet medical needs of Major Depressive Disorder patients

MIN-117: Preserving cognition and sexual function
Effects on Immediate Memory
(a model of cognition)
Placebo &
Imipramine:
Stress Impairs
Memory
* P=0.029
(vs placebo)
** P=0.019
(vs placebo)
Effects on Sexual Function
* p<0.05 vs other groups on same test day
MIN-117:
Preserves Sexual Function
Paroxetine:
Impairs Sexual Function
0%
10%
20%
30%
40%
50%
60%
70%
Placebo Imipramine
0.010 mg/kg 0.10 mg/kg
MIN-117  MIN-117
0
50
100
150
200
250
300
Baseline Day 1 One Week Two Weeks
Treatment Duration
Placebo MIN-117 / 0.03 mg Paroxetine
MIN-117:
Shows Preserved Memory Under Stress

Confidential & Proprietary MIN-301 27 Potential for next generation of therapy for neurodegenerative diseases

PRIMOMED Project: MIN-301 Analog

Read-outs:
Disease Progression >>>>
Week - 4 to 0 Week 1 Week 2 Week 3 Week 4 Week 5 Week 6 Week 7 Week 8
Habituation and
establishment of baseline
MIN-301a or vehicle
daily dosing
End
MPTP dosing
x x x  x x x x x
Daily clinical score (Parkinson signs) & body weight (twice weekly)
Circadian rhythm: 24-h home cage activity (once / week)
Sleep with EEG recording (once / week)
Motor function (once / week)
Locomotor activity
Righting reflex
Pathology of substantia nigra
Immunology: profiling of cytokines involved in inflammation and/or neurodegeneration, including IL1     , MCP-1,
MIP-1   , TNF  , IL6, IFN- , IL4, IL10, + inflammatory mediators (COX-2, NO-synthetase and leukotrienes), +
trophic factors (GDNF, BDNF and TGF  )

MIN-301 Analog: PRIMOMED Study

Results: effect of treatment on abnormal involuntary movements scale (AIMS)
Summary
saline control
MIN-301 analog
Start MPTP
1.0 mg/kg
Increase MPTP
1.5 mg/kg
0.0
1.0
2.0
3.0
4.0
5.0
6.0
0 7 14 21 28 35 42
Days
The MIN-301 analog group generally performed better than saline during the first 32 days.
After increasing the dose of MPTP an increase of AIMS score was observed in the MIN-301 analog group. Thereafter, the
AIMS scores of both groups were found to be overlapping.

MIN-301 Analog: PRIMOMED Study

Results: effect of treatment on locomotor activity (bungalow test)
Summary
• After the start of the MPTP treatment, the saline group showed a clear drop in performance. The MIN-301 analog treated group did not show this huge drop of activity.
• After increasing the MPTP dose, the activity of both groups gradually merged to a same performance level.
Start MPTP
1.0 mg/kg
Increase MPTP
1.5 mg/kg
saline control
MIN-301 analog
0.0
5.0
10.0
15.0
20.0
25.0
30.0
1 2 3 4 5 6 7 8
Week

Confidential & Proprietary Financial Overview 31

Financial Summary

At July 2014 IPO approximately 5.6M shares sold and a private placement of 0.7M shares at $6/share resulting in net proceeds of $29.9M
Approximately 3.3M shares sold to Johnson & Johnson in a second private placement at $6/share resulting in proceeds of $19.7M
Minerva paid a $22M license fee to Janssen for certain rights to the MIN-202 program
$23.6M cash balance at 9/30/14
$15M credit facility with Oxford and SVB announced 1/20/15 ($10m drawn down)
Accumulated Net Operating Losses of $67.3M as at 9/30/14
2014 IPO proceeds fund core MIN-101 & MIN-202 programs to end 2015
MIN-117 & MIN-301 clinical initiation subject to additional funding
18,439,482 shares outstanding
Approximately 2.1M options outstanding 9/30/14 (adjusted for cancellation of options in Nov 2014)
40,790 warrants issued in connection with the debt facility at exercise price of $5.516

Patent Protection
Patent Jurisdiction Type U.S. Expiry
Term
Extension
Regulatory Exclusivity
MIN-101
U.S., Europe, Canada, Australia, New
Zealand, Russia and Israel
Composition
of matter
2021
May be eligible
for extension in
the U.S. for up
to 5 years
U.S., Brazil, Canada, China, Europe, Hong
Kong, Indonesia, Japan, Korea, Taiwan
and Russia
Methods of
use /
treatment
2031
(Pending)
MIN-117
U.S., Germany, Spain, France, Italy,
Netherlands, U.K. and Canada
Composition
of matter
2020
May be eligible
for extension in
the U.S. for up
to 5 years
U.S.,
To be filed in:  Australia, Brazil, Canada,
Chile, Colombia, Germany, Spain, France,
Italy, Netherlands, U.K., Israel, Mexico,
New Zealand, Peru, Russia, South Africa
Methods of
use /
treatment
2034
(Pending)
MIN-202
European patent pending
Composition
of matter
Application in
process; if granted,
would expire no
earlier than 2030
– 10 years in Europe
MIN-301
U.S., Canada, Australia, Brazil, China,
Japan, Mexico and Russia patents pending
Methods of
use /
treatment
Application in
process; if granted,
would expire no
earlier than 2028
–
New Chemical Entity – 5 years in US
Pediatric – 6 months in US
Possible Orphan Drug – 7 years in US
10 years in Europe
New Chemical Entity – 5 years in US
Pediatric – 6 months in US
Possible Orphan Drug – 7 years in US
10 years in Europe
New Chemical Entity – 5 years in US
Pediatric – 6 months in US
Possible Orphan Drug – 7 years in US
10 years in Europe

End of bar = expected availability of topline results
MIN-101
MIN-202
MIN-117
MIN-301
34
Multiple Significant Clinical Milestones Ahead
Once A Day Formulation
Phase IIb in Schizophrenia
Phase IIb Extension
Parallel clinical pharmacology studies &
phase III preparation
Phase IB in MDD (single dose)
PK/Safety Study in HV (MAD)
BA Study in HV (solid)
Phase IIa in Primary Insomnia
Phase IB in Comorbid Insomnia (MDD)
Phase II in MDD
MPTP Primate Study (Parkinson’s model)
IND enabling studies & clinical batch
production
Phase I in Healthy Volunteers
(Parkinson’s)
Phase / Event
2014 2015 2016
Q1
Q2
Q3 Q4 Q1
Q2
Q3 Q4
Q1
Q2
Q3 Q4

Confidential & Proprietary Thank You Minerva Neurosciences, Inc. 1601 Trapelo Road, Suite 284, Waltham, MA 02451

Back up

Building Minerva

Merger
Nov ‘13
Acquisition
Feb ‘14
License
Feb ‘14
IPO July 7
th
2014
NASDAQ:NERV
$m: Index, LRM, JJDC, Care
Fidelity, Federated and others
Cyrenaic Inc
(MIN-101)
Sonkei Inc
(MIN-117)
MIN-202
Mind-NRG SA
(MIN-301)

MIN-101:
Positioning
Youth 0-18
Positive Symptoms
$3.9B R
x
Sales
MIN-101 for Potential Lifelong Treatment of Negative Symptoms & Cognitive Impairment
1. Represents discontinuation rate over the course of 18 months.
Schizophrenia:
An Effective and Safe Lifelong Treatment Remains A Significant Unmet Need
60% to 80% Discontinuation Rate
1
Lack of efficacy on negative symptoms
Lack of efficacy on cognitive symptoms
Lack of efficacy on insomnia
Progression of side effects
Current Treatments
Focus On Positive
Symptoms
Adult 18-40 Mature >40

MIN-101:
Compelling Efficacy on Cognition (Phase IIa)
Improves Several Cognitive Dimensions After Three Months
(1)
(1) As measured at day 84 by BACS-Subscales Score - PPC
2.4X
1.5X
2.0X
(Motivation)
0
2
4
6
8
10
12
14
16
0
1
2
3
4
5
6
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
Verbal Fluency
Verbal Memory Attention
and Speed
Executive
Function
Working
Memory
Motor Speed

40 MIN-101: PK results MIN-101 & BFB-520

MIN-101:
PC & Reformulation Work
Permeability Properties in Rat Intestine Segments
In all intestinal segments, the permeability of MIN-101 is higher than that of atenolol
(low permeability reference) and lower than that of antipyrine (high permeability reference) across the duodenum and jejunum, but similar across ileum and colon.
Duodenum and jejunum: pH 6.5
Ileum and colon: pH 7.4
Note 1: The two parts of the graph correspond to P
app
values without (P
app
) or with rinse step (P
app-last
)
Note 2: For intestinal tissues with preserved integrity,
atenolol P
app
is expected to be less than 7 × 10
-6
cm/s and
the antipyrine/atenolol P
app
ratio 2

MIN-101C02:
Once-A-Day Formulation Study
Cmax of MIN-101, BFB-520 and BFB-999 with the new formulation
42
Selected formulation for Phase 2b study
32 mg and 64 mg slow will be the doses used in the Phase IIb study
Cmax is linear to dose: 64mg is expected to give twice the levels of 32mg
The observed Cmax levels are far below that inducing QTc increases
Increased safety margin by at minimum 5 times
Target at CMax:  <40ng/ml                            <6ng/ml

MIN-101C03:
Phase IIb in Patients with Schizophrenia

Exploratory Objectives
To evaluate the effects versus placebo of MIN-101 on depressive symptoms as measured by the
Calgary Depression Scale for Schizophrenia (CDSS) over 12 weeks of double blind treatment.
To evaluate the effects versus placebo of MIN-101 on social functioning by means of the
Personal and Social Performance (PSP) over 12 weeks of double blind treatment.
To assess the effects versus placebo of MIN-101 on sleep architecture and continuity as measured with the help of the V-Watch methodology over 12 weeks of double blind treatment.

MIN-101C03:
Phase IIb in Patients with Schizophrenia

Sleep Assessment
Sleep and circadian rhythm disruptions are reported in 30% to 80% of patients with schizophrenia.
Patients with insomnia report
–
lower quality of life
–
greater symptom severity
–
worse adherence/compliance to treatment
Sleep disturbances have also been associated with enhanced psychosis
Sleep is important for memory consolidation, thus disturbances in sleep architecture, or circadian de-
synchronization could also contribute to the cognitive impairment observed in schizophrenia.
MIN-101 showed effects on sleep architecture in the previous Phase 2a study that could possibly be linked to the improvements observed on negative symptoms and cognition, thus they will be further investigated in the present study.
–
In a subgroup of patients (20) who underwent sleep recordings (PSG), sleep was evaluated at Baseline and
Day 14. MIN-101 had an effect on
•
Slow Wave Sleep (SWS) distribution: it shifted SWS from the end to the beginning of the night: MIN-101 significantly increased SWS in the first third of the night and decreased it in the last third of the night.
•
Sleep initiation parameters (sleep onset latency, latency to persistent sleep).
–
Subjective sleep quality as measured by PSQI improved and this improvement was greater with MIN-101 than with placebo although not statistically significant.

MIN-101C03:
Phase IIb in Patients with Schizophrenia

Main Exclusion Criteria
Current bipolar disorder, panic disorder, obsessive compulsive disorder, or evidence of mental retardation.
Patient’s condition is due to direct physiological effects of a substance (e.g., a drug of abuse, or medication) or a general medical condition.
Significant risk of suicide or attempted suicide, or of danger to self or others.
Patient who cannot be discontinued from psychotropics other than those allowed.
Patient who received clozapine within 6 months of the Screening visit.
Patient receiving treatment with depot antipsychotic medication can be enrolled in the study 4 weeks after the last injection.
Patient with a history of significant other major or unstable neurological, neurosurgical (e.g., head trauma), metabolic, hepatic, renal, hematological, pulmonary, cardiovascular, metabolic, gastrointestinal, or urological disorder.
Patient with a clinically significant electrocardiogram (ECG) abnormality that could be a safety issue in the study, including QT interval value corrected for heart rate using the Fridericia’s formula (QTcF) > 430 msec for males and > 450 msec for females.

Confidential & Proprietary MIN-301: Summary/Key results 46

PRIMOMED Project:
MIN-301 Analog Results
Effect Of Treatment On Body Weight
Start
MIN-301 analog treatment
(1 w before MPTP)
Start MPTP
1 mg / kg
Increase MPTP
1.5 mg / kg
Body weight during the complete study showed no remarkable effect in both groups
A : saline control
B :
MIN-301 analog

PRIMOMED Project:
MIN-301 Analog Results
Effect Of Treatment On Parkinsonian Clinical Signs
Start
MIN-301 analog treatment
(1 w before MPTP)
Start MPTP
1 mg / kg
Increase MPTP
1.5 mg / kg
MIN-301 analog alone did not affect the clinical score (CS).
After start of MPTP treatment, the CS stayed very low (below 6) until day 28. During this period, the MIN-301 analog group did better compared to the vehicle group.
After increase of MPTP dose to 1.5 mg/kg a huge increase of the CS in both groups was observed. The MPTP dose did lead to a saw-tooth pattern on the CS indicating direct MPTP toxic effects next to the Parkinson progression effects.
A : saline control
B : MIN-301 analog

PRIMOMED Project:
MIN-301 Analog Results
Effect Of Treatment On Abnormal Involuntary Movements Scale (AIMS)
Start MPTP
1 mg / kg
Increase MPTP
1.5 mg / kg
On AIMS:
The MIN-301 analog group generally performed better than saline during the first 32 days.
After increasing the dose of MPTP an increase of AIMS score was observed in the MIN-301 analog group. Thereafter, the
AIMS scores of both groups were found to be equal.
A : saline control
B : MIN-301 analog

PRIMOMED Project:
MIN-301 Analog Results
Effect of Treatment on Locomotor Activity (Bungalow Test)
A : saline control
B : MIN-301 analog
Start MPTP
1 mg / kg
Increase MPTP
1.5 mg / kg
In the bugalow test there was a drop of activity after treatment of MIN-301 analog and placebo in healthy monkeys, measured by the number of compartment changes (from baseline week 0 to week 1).
After the start of the MPTP treatment, the saline group showed a clear drop in performance.
The MIN-301 analog treated group did not show this huge drop of activity.
After increasing the MPTP dose, the activity of both groups gradually merged to a same performance level.